Deed

Evans Shoal
Deed of Variation

Santos Offshore Pty Ltd
Magellan Petroleum Australia Limited

Contents

Table of contents

	The agreement	1

	Operative part	2

1	Definitions and interpretation	2

	1.1 Deed components	2
	1.2 Contract definitions to apply	2
	1.3 Definitions and Interpretation	2

2	Variations to Assets Sale Deed and Technical Services Agreement	2

	2.1 Variation	2
	2.2 Variations not to affect validity, rights, obligations	3
	2.3 Confirmation	3

3	General	3

	3.1 Governing law and jurisdiction	3
	3.2 Further action	3
	3.3 Counterparts	3

	Amendments to the Assets Sale Deed	4

	Amendments to the Technical Services Agreement	5

	Signing page	6

Deed of Variation	Contents 1

The agreement

Deed of Variation – Assets Sale Deed

Date ▶	31 January 2011

Between the parties

Seller	Santos Offshore Pty Ltd

ACN 005 475 589 of “Santos Centre”, 60 Flinders Street, Adelaide, South Australia 5000

Buyer	Magellan Petroleum Australia Limited

ACN 009 728 581 of 10th Floor, 145 Eagle Street, Brisbane, Queensland, Australia 4000

Background	1 The Buyer and the Seller entered into the Assets Sale Deed on 25 March 2010.

2 Clause 17.5 of the Assets Sale Deed states that the Assets Sale Deed may not be varied except in writing signed by the parties.

3 The Buyer requires an extension of the Cut Off Date (as extended by the Seller and the Buyer in an agreement dated 23 December 2010) (Extension Deed).

4 The Seller agrees to a further extension of the Cut Off Date in accordance with the terms and conditions set out in this Deed of Variation.

5 The Parties wish to amend the Assets Sale Deed in the manner set out in this deed.

6 The Parties are also parties to the Technical Services Agreement.

7 The Parties wish to amend the terms of the Technical Services Agreement in the manner set out in this Deed to clarify the date upon which that agreement terminates.

This deed witnesses	that in consideration of, among other things, the mutual promises contained in this deed, the parties agree as set out in the Operative part of this Deed.

Deed of Variation	page 1

Operative part

1	Definitions and interpretation

1.1	Deed components

This deed includes any Schedule.

1.2	Contract definitions to apply

Words or expressions which are defined in the Assets Sale Deed have the same meaning in this Deed.

1.3	Definitions and Interpretation

(a)	“Assets Sale Deed” means the Evans Shoal – Assets Sale Deed entered into on 25 March 2010 between Santos and Magellan as amended by the Extension Deed.

(b)	“Deed of Variation” or “Deed” means this deed.

(c)	“Parties” means the Seller and the Buyer collectively and “Party” means either of them separately.

(d)	“Technical Services Agreement” means the Technical Services Agreement for Evans Shoal entered into on 25 March 2010 between Santos and Magellan.

(e)	Clause 1 of the Asset Sale Deed, as amended by this Deed, applies to this Deed as if set out in full in this Deed.

2	Variations to Assets Sale Deed and Technical Services Agreement

2.1	Variation

(a)	On and from the date of execution of this Deed by the Parties, the Assets Sale Deed is varied as set out in Schedule 1 to this Deed to give effect to the Parties’ agreement that:

(i)	in exchange for the Buyer authorising the release of A$15 million (now referred to as the Non-Refundable Amount) previously deposited by the Buyer in an escrow account under the First Escrow Agreement to the Seller to be applied in accordance with the terms of the Assets Sale Deed (as varied by this Deed); and

(ii)	the Buyer placing a further A$10 million (to be applied in accordance with the terms of the Assets Sale Deed (as varied by this Deed) into a new escrow account on the same or similar terms as the First Escrow Agreement, the Seller will extend the Cut-Off Date until 31 May 2011.

(b)	On and from the date of execution of this Deed by the Parties, the Technical Services Agreement is varied as set out in Schedule 1 to this Deed to give effect to the Parties’ agreement that the date of termination of that agreement should be consistent with the procedure for resignation of the Operator under the Evans Shoal JOA.

3 General

2.2	Variations not to affect validity, rights, obligations

(a)	The variations to the Assets Sale Deed and the Technical Services Agreement do not affect the validity or enforceability of the Assets Sale Deed or the Technical Services Agreement.

(b)	Except as expressly amended by this Deed, nothing in this Deed:

(1)	prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Assets Sale Deed or the Technical Services Agreement before the date of execution of this Deed by all Parties; or

(2)	discharges, releases or otherwise affects any liability or obligation arising under the Assets Sale Deed or the Technical Services Agreement before the date of execution of this Deed by all Parties.

2.3	Confirmation

(a)	Each Party is bound by the Assets Sale Deed and the Technical Services Agreement in each case as varied by this Deed.

3	General

3.1	Governing law and jurisdiction

(a)	This Deed is governed by and is to be construed in accordance with the laws in force in the State of South Australia.

(b)	Each Party irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of the State of South Australia, and of any courts that have jurisdiction to hear appeals from any of those courts, and waives any right to object to any proceedings being brought in those courts.

3.2	Further action

Each Party must do all things and execute all further documents necessary to give full effect to this Deed.

3.3	Counterparts

(a)	This Deed may be executed in any number of counterparts.

(b)	AH counterparts, taken together, constitute 1 instrument.

(c)	A party may execute this Deed by signing any counterpart.

Schedule 1

Amendments to the Assets Sale Deed

(a)	In clause 1.2:

i)	The definition of Completion Payment is amended by deleting “$85 million” in 1. and replacing it with “$75 million”.

ii)	The definition of Cut Off Date is amended by deleting “the date which is 9 months after the date of this deed.” and replacing it with “31 May 2011.”.

iii)	The definition of Deposit is amended by deleting “A$15 million.” and replacing it with “A$10 million.”

iv)	The definition of Escrow Agreement is amended by deleting the words “prior to the execution of this deed.” and replacing those words with “on or about 31 January 2011.”

v)	Add a new definition being “Deed of Variation” meaning “the deed of variation referred to in item 5 of the definition of Transaction Agreements”

vi)	Add a new definition being “First Escrow Agreement” meaning “an agreement entitled “Escrow Agreement” between the Escrow Agent, the Buyer and the Seller relating to the holding of the Non-Refundable Amount (previously referred to as the Deposit) entered into on 25 March 2010.”

vii)	Add a new definition being “Non-Refundable Amount” meaning “an amount of A$15 million previously held in escrow under the First Escrow Agreement and released to Santos under clause 3.2A.”

viii)	The definition of Purchase Price is amended by adding a new item 1. stating “the Non-Refundable Amount; plus” and renumber other items.

ix)	The definition of Transaction Agreements is amended by adding a new item 4. stating “the Letter Agreement dated 23 December 2010 between the parties extending the Cut Off Date” and adding a new item 5. stating “the Deed of Variation between the parties dated 31 January 2011.” and move the word “and” from the end of item 2 to the end of item 4.

(b)	Add a new clause 3.2A reading:

The Buyer agrees to release and pay the Non-Refundable Amount to the Seller on or before the date which is 5 Business Days after the date of the Deed of Variation from escrow in accordance with the First Escrow Agreement and give all necessary instructions to the Escrow Agent to withdraw the Non-Refundable Amount and pay it to the Seller without counter-claim or set-off. The release and payment of the Non-Refundable Amount to the Seller is in consideration for the Seller agreeing to extend the Cut Off Date. The parties agree and acknowledge that the Seller is fully entitled to be paid and keep the Non-Refundable Deposit regardless of whether Completion occurs provided that, for the avoidance of any doubt, if Completion does occur the Non-Refundable Amount shall be deemed to have been paid by the Buyer as part of the Purchase Price notwithstanding its receipt by the Seller prior to Completion.

(c)	in clause 3.2(a), add a new item (1) stating “the Non-Refundable Deposit will be released in accordance with clause 3.2A on or before the date which is 5 Business Days after the date of the Deed of Variation;” and renumber other items.

(d)	In clause 3.3(a) and 3.3(b), delete the opening words “On or before the execution of this deed” and replace with “On or before the date which is 10 Business Days after the date of the Deed of Variation,”.

(e)	In clause 3.3(d), insert a new sub-clause (4) reading:

Deed of Variation	page 4

(A)	on or before 30 April 2011, the Buyer notifies the Seller, in writing, and the Seller, acting reasonably and in good faith, agrees that the Buyer (i) has sufficient committed and available funds to pay the Completion Payment in accordance with the terms of clause 3.4; and (ii) can satisfy the financial capability test under the Evans Shoal JOA; and
(B)	the condition referred to in clause 2.2(a)(2) has not been satisfied by the Cut Off Date.

(f)	In clause 3.3(d)(2) move the word “or” from the end of that clause to the end of clause 3.3(d)(3).

Amendments to the Technical Services Agreement

(a)	In clause 2, delete clauses 2(a) and 2(b) and replace them with the following:

“(a) if Magellan is not appointed as Operator of the Evans Shoal JOA, within 15 Business Days of the date upon which Santos’ appointment as Operator ceases in accordance with the terms of the Evans Shoal JOA; and

(b)	if Magellan is appointed as Operator of the Evans Shoal JOA, on the date which is 12 months from the date of such appointment (or such later date as Santos and Magellan agree).”

Deed of Variation	page 5

Signing page

Executed as a deed

Executed as a deed by

Santos Offshore Pty Ltd

In accordance with section 127 of the Corporation Act 2001 (Cth)

sign here ▶	/s/ Andrew Seaton
Company Secretary/Director

print name	Andrew Seaton

sign here ▶	/s/ David Knox
Director

print name	David Knox

Executed as a deed by

Magellan Petroleum Australia Limited

In accordance with section 127 of the Corporations Act 2001 (Cth)

sign here ▶
Company Secretary/Director

print name

sign here ▶
Director

print name

Deed of Variation	page 6

Signing page

Executed as a deed

Executed as a deed by

Santos Offshore Pty Ltd

In accordance with section 127 of the Corporation Act 2001 (Cth)

sign here▶
Company Secretary/Director

print name

sign here ▶
Director
print name

Executed as a deed by

Magellan Petroleum Australia Limited

In accordance with section 127 of the Corporations Act 2001 (Cth)

sign here ▶	/s/ William N. Vastings
Director

print name	William N. Vastings

sign here ▶	/s/ Bruce Mclnnes
Company Secretary

print name	Bruce Mclnnes

Deed of Variation	page 6